                                                                   EXHIBIT 10.20
                                                                   -------------

                             AGREEMENT OF SUBLEASE

     This AGREEMENT OF SUBLEASE ("Sublease"), made this 18th day of
September 1998, between Integrated Energy Services, LC a limited corporation with offices at Building No. 3, 104 TW Alexander Drive Research Triangle Park, North Carolina 27709-3757 (hereinafter called the "Sublessor"), and Paradigm Genetics, Inc., a North Carolina Corporation, having offices at Building 6, 104 TW Alexander Drive, Research Triangle Park North Carolina 27709 (hereinafter referred to as the "Subtenant").

                                  WITNESSETH:

     1.  Term; Premises.  Sublessor hereby Subleases to Subtenant, and Subtenant
         --------------
hereby hires from Sublessor, approximately 1426 square feet of useable (2194 square feet of rentable) office space (the "Subleased Premises") in Building Number 3, formerly the NIEHS North Campus, Park Research Center (hereinafter the "Center"), located in the Research Triangle Park, State of North Carolina, and which Subleased Premises is more particularly shown outlined in red on Exhibit "A" annexed hereto and made a part hereof, for a term of six months targeted to commence on August 11, 1998 and (subject to the further provisions hereof, including, without limitation, Section 5(p) relating to early termination) ending at 11:59 p.m. February 10, 1999 and, but in all events, at the close of business one (1) day prior to the expiration of the term of the "Underlying Lease" (as such term is hereinafter defined). Commencement of the sublease Term is contingent upon (1) the Premises being delivered to the Subtenant in "broom-clean" condition, and (2) Lessor having obtained the consent of Lessor to this Sublease.

     2.  Underlying Lease.  The parties agree that this Sublease shall be
         ----------------
subject and subordinate to all of the terms, covenants, conditions and provisions of the lease dated April 29, 1998 between Triangle Service Center, Inc., as Sublessor, and Sublessor as Subtenant, which lease has or may be modified by Agreement (such lease as amended is hereinafter referred to as the "Underlying Lease"), and which Underlying Lease covers certain premises (the "Entire Premises"), which is more particularly described in Exhibit "B" annexed hereto as to which the Subleased Premises are a part, and to all of the title and other matters to which the Underlying Lease is subject or subordinate, including, without limitation, each of the instruments and matters listed in Exhibit "C" annexed hereto. A copy of the Underlying Lease and each of the instruments listed in Exhibit "C" have been delivered to and examined by Subtenant.

     3.  Incorporation and Terms.  The terms, covenants, conditions and
         -----------------------
provisions contained in the Underlying Lease (including, but not limited to, the remedies provided thereunder) are incorporated herein by reference, and shall, as between Sublessor and Subtenant constitute the terms, covenants, conditions, and provisions of this Sublease, except to the extent that they are inapplicable to, inconsistent with, or modified by the provisions of this instrument. The parties agree to observe and perform the terms, covenants, conditions, and provisions on their respective parts to be observed and performed hereunder, including, but not limited to, those terms, covenants, conditions, and provisions of the Underlying Lease that are incorporated herein and which obligations are hereby expressly assumed by the parties hereto.

     4.  No Privity.  Nothing contained in this Sublease shall be construed to
         ----------
create privity of estate or of contract between Subtenant and Sublessor's Sublessor. Subtenant shall not do or permit to be done any act or thing that will constitute a breach or violation of any of the terms, covenants, conditions, or provisions of the Underlying Lease. Subtenant will indemnify and hold Sublessor harmless from and against all loss, cost, damages, expenses, and liability, including, but not limited to, reasonable attorney fees, which Sublessor may incur or pay out by reason of any injuries to personal property occurring in, on, or about the Subleased Premises, or by reason of any breach or default hereunder on Subtenant's part, or by reason of any work done in the Subleased Premises any act or negligence on the part of Subtenant. Subtenant shall in no case have any rights in respect of the Subleased Premises greater than Sublessor's rights under the Underlying Lease, and Sublessor shall have no liability to Subtenant for any matter whatsoever for which Sublessor does not have at least coextensive rights, as Subtenant, against the Sublessor under the Underlying Lease.

     5.  Specific Terms.  Notwithstanding anything to the contrary contained
         --------------
herein or in the Underlying Lease, the parties agree as follows:

     (a)  Rental:
          ------

          (i) Base Rent.  Subtenant shall pay to Sublessor as base rental ("Base
              ---------
     Rent") for the Subleased Premises during the term of this Sublease, the sum per month set opposite the month of the term of this Sublease set forth below, which shall be paid in the amount set forth below:

     Months              Monthly Base Rent  Annualized Base Rent
     1-6                    $2,395.12             $28,741.40

     Each installment of Base Rent shall be due and payable in advance on the first day of each and every calendar month of the term of this Sublease, and shall be payable without demand or offset.

          (ii)  Proration of Rent.  In the event that this Sublease shall
                -----------------
     commence on a day other than the first day of a calendar month, or in the event that this Sublease shall terminate on a day other than the last day of a calendar month, Base Rent (as well as all additional rents and charges reserved hereunder) for the portion of such partial month that this Sublease is in effect shall be prorated, based upon a thirty (30) day month.

          (iii) Cost of Living Increase. If this Sublease shall be extended
                -----------------------
     pursuant to the option to extend contained in the Rider to this Sublease, if any, commencing at the end of the first calendar year of the renewal term hereof, and for each calendar year of the renewal term thereafter, the monthly Base Rent to be paid to Sublessor by Subtenant for the upcoming calendar year will increase in accordance with the cost of living as follows: The percentage increase of the cost of living will be made by calculating the percentage of variation of the current year from the previous calendar year, as indicated by the Consumer Price Index - Seasonally Adjusted U.S. City Average - All Items and Major Group Figures - All Urban Consumers (1982-84=100) ("CPI-U"), published by the

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

     Bureau of Labor Statistics of the United States Department of Labor from September to September. Said percentage will be multiplied by the existing monthly Base Rent (excluding increases in operating expenses provided for herein) as illustrated in the sample formula below:

     [(August 1999 CPI-U - August 1998 CPI-U) (divided by) August 1998 CPI-U] x monthly Base Rent = adjustment in 1999 monthly Base Rent

     The resulting product will be the amount of increase in the upcoming year's monthly Base Rent. In no event shall the Base Rent ever be reduced by reason of this subsection (c). In the event that (i) the CPI-U ceases to use the 1982-84 base of 100, or (ii) a substantial change is made in the number of items used in determining the CPI-U such that Sublessor and Subtenant agree that the CPI-U does not accurately reflect the purchasing power of the dollar, or (iii) the CPI-U shall be discontinued for any reason, Sublessor shall designate upon notice to Subtenant, a new index or base that measures the cost of living, with appropriate adjustment in such base or index to make the same comparable to the CPI-U.

          (iv) Interest on Past-Due Rent and Late Charges.  If any Base Rent,
               ------------------------------------------
     additional rent, or any other sum due Sublessor in accordance with any provisions of this Sublease shall not be paid immediately when due, the same shall bear interest at the lesser of eighteen percent (18%) per annum or the highest contract rate allowed by law from ten (10) days after such due date until such sum and all such interest accrued thereon shall have been paid unless Sublessor shall waive the same. Interest accrued as aforesaid shall be deemed to be additional rent hereunder due on demand.
     In addition to such remedies as may be provided under the default provisions of this Sublease, Sublessor shall be entitled to a late charge of five percent (5%) of the monthly Base Rent and any additional rent or other sum payable hereunder if not received within ten (10) days of the due date therefor, and a charge of five percent (5%) of the amount of any check given by Subtenant not honored by the drawee bank when first presented for payment.

     (b) Adjustment for Operating Expenses:
         ---------------------------------
          (i) Definitions.  For the purposes of this Sublease, the following
              -----------
     defined terms shall have the meanings set forth below:

               (a) Rent Adjustment Year shall mean the twelve (12) month period
                   --------------------
          ending on the last day of August of each calendar year.

               (b) Subtenant's Proportionate Share of Sublessor's Increased
                   --------------------------------------------------------
          Operating Expenses shall mean the fraction of such Operating Expenses,
          ------------------
          the numerator of which is the rentable area of the Subleased Premises the same is set forth in Section 1 of this Sublease, and the denominator of which is the rentable area of the Building 3.

               (c) Sublessor's Operating Expenses shall mean and include all
                   ------------------------------
          expenses including assessments for public betterments or improvements; ad valorem real estate taxes and any other tax on real estate as such; ad valorem taxes on furniture, fixtures, equipment or other property used in connection with the operation or maintenance of the Building; the costs, including legal and consulting fees, of contesting or attempting to reduce any of the aforesaid assessments or taxes; amortization of capital improvements which will improve the operating efficiency of the Building or which will reduce Sublessor's Operating Expenses; the cost of labor, materials, insurance, utilities (including sewer and water) and services; and such other expenses with respect to the operation, maintenance and management of the Building which shall be incurred or paid by or on behalf of Sublessor and which shall be properly chargeable to such operation, maintenance and management in accordance with generally accepted accounting principles as applied to the operation, maintenance or management of an office Building.

          (ii) Payments During Term.  With respect to each Rent Adjustment Year
               --------------------
     or portion thereof during the term of this Sublease, Subtenant shall pay Sublessor as additional rent in the manner hereinafter provided, Subtenant's Proportionate Share of Sublessor's Increased Operating Expenses in the amount by which Sublessor's Operating Expenses paid or incurred by Sublessor during such period exceeded and Eight and 89/100 Dollars ($8.89) per rentable foot of the building within the Project. It is acknowledged and agreed that with respect to any Rent Adjustment Year or portion thereof it will not be possible to determine the actual amount of such excess, if any, until after the end of such Rent Adjustment Year. Therefore, until Subtenant's liability for Subtenant's Proportionate Share of Sublessor's Increased Operating Expenses shall have been determined, Subtenant shall pay Subtenant's Proportionate Share of Sublessor's Increased Operating Expenses as follows:

               (a) Commencing as of the commencement date, and until Sublessor shall deliver a statement to Subtenant as provided in the following subsection (b), Subtenant shall pay to Sublessor as additional rent with each monthly installment of Base Rent an amount equal to one-twelfth (1/12) of Subtenant's Proportionate Share of Sublessor's Increased Operating Expenses in the amount by which Sublessor's Operating Expenses for the most recent Rent Adjustment Year for which Sublessor shall have determined the same exceeded Sublessor's Operating Expenses and Eight and 89/100 Dollars ($8.89) per square foot.

               (b) On or before December 31st of each calendar year during the term of this Sublease, Sublessor shall furnish Subtenant with a statement setting forth the total amount of Subtenant's Proportionate Share of Sublessor's Increased Operating Expenses in the amount by which Sublessor's Operating Expenses for the preceding Rent Adjustment Year exceeded Sublessor's Operating Expenses of Eight and 89/100 dollars ($8.89) per foot provided, however, that Sublessor shall not be obligated to furnish any such statement to Subtenant unless and until Sublessor shall determine that Subtenant's Proportionate Share of Sublessor's Increased Operating Expenses in excess of those currently being paid by Subtenant are to be paid by Subtenant pursuant to the terms of this subsection (b).

          From the beginning of each such Rent Adjustment Year and until Sublessor shall furnish Subtenant with a statement as aforesaid, Subtenant shall continue to pay Sublessor with each monthly installment of Base Rent the amount of the monthly payment for Subtenant's Proportionate Share of Sublessor's Increased Operating Expenses it shall have been obligated to pay during the preceding Rent Adjustment Year. Beginning with the first day of the calendar month following the date upon which Sublessor shall have delivered to Subtenant each such statement, Subtenant shall pay to Sublessor that amount equal to: the product of one-twelfth (1/12) of Subtenant's Proportionate Share of Sublessor's Increased Operating Expenses as set forth on such statement multiplied by the number of calendar months in the Rent Adjustment Year which shall have begun as of said first day, minus the aggregate amount of the monthly payments for Subtenant's Proportionate Share of Sublessor's Increased Operating Expenses theretofore paid by Subtenant during such Rent Adjustment Year. The remainder of Subtenant's Proportionate Share of Sublessor's Increased Operating Expenses shown on each such statement shall be paid by Subtenant to Sublessor with each succeeding monthly installment of Base Rent in equal consecutive monthly installments of one-twelfth (1/12) of the total amount of Subtenant's Proportionate Share of Sublessor's Increased Operating Expenses shown on such statement.

          (iii) Payments at Conclusion of Sublease. Compliance with the
                ----------------------------------
     foregoing subsections (b)(i)(a) and (b)(ii)(b) will effect only a partial payment by Subtenant of its obligations with respect to Sublessor's Operating Expenses. Accordingly, it is agreed that at the end of the term of this Sublease or upon any earlier termination of this Sublease or of Subtenant's right to possession of the Premises, Subtenant shall be obligated to pay Sublessor the difference, if any, between the aggregate amount actually paid by Subtenant with respect to Subtenant's Proportionate Share of Sublessor's Increased Operating Expenses and that which it is obligated to pay under the foregoing subsection (b). On or before ninety
     (90) days following the end of the term of this SubLease or any earlier termination of this Sublease and until Subtenant's obligations with respect to Subtenant's Proportionate Share of Sublessor's Increased Operating Expenses shall have been determined, Sublessor shall furnish Subtenant statements in the manner and subject to the conditions stated in the first sentence of the foregoing subsection (b)(ii)(b) and upon the furnishing of each such statement, Subtenant shall be obligated to pay and shall pay Sublessor immediately the amount or portion thereof, if any, due as aforesaid. Subtenant's obligation to pay Subtenant's Proportionate Share of Sublessor's Increased Operating Expenses shall survive any expiration or other termination of this Sublease.

          (iv) Inspection of Books and Records.  In the event that Subtenant is
               -------------------------------
     required to pay a share of Sublessor's Operating Expenses pursuant to this
     Section 6, Subtenant shall have the right, at Subtenant's expense, to inspect Sublessor's books and records showing Sublessor's Operating Expenses for the Rent Adjustment Year in question. Sublessor's statement setting forth the total amount of Subtenant's Proportionate Share of Sublessor's Increased Operating Expenses furnished to Subtenant in accordance with the provisions of this Section 6 shall be deemed to have been approved by Subtenant unless protested by Subtenant in writing within fifteen (15) days after delivery of such statement to Subtenant.

          (v) Rent Tax.  In addition to Subtenant's Proportionate Share of
              --------
     Sublessor's Increased Operating Expenses herein provided to be paid by Subtenant, Subtenant shall reimburse Sublessor upon demand for any and all taxes payable or paid by Sublessor whether or not now customary or within the contemplation of the parties hereto which are levied upon or measured by the rental or any other sum payable hereunder as such, including without limitation, any gross income tax or excise tax levied by any governmental body with respect to the receipt of such rental or such other sum (excluding, however, any federal, state or local net income taxes which Sublessor may be obligated to pay). In the event that it shall not be lawful for Subtenant to so reimburse Sublessor, the rental, as adjusted, payable to Sublessor under this Sublease shall be revised to net Sublessor the same net rental after imposition of any such tax upon Sublessor as would have been payable to Sublessor prior to the imposition of any such tax.

          (vi) Additional Rent.  Subtenant's Proportionate Share of Sublessor's
               ---------------
     Increased Operating Expenses, for the purposes of the default provisions hereof, shall be deemed to be additional rent due from Subtenant and any default in the payment thereof shall entitle Sublessor to all remedies provided for herein or at law or in equity on account of Subtenant's failure to pay rent. The other provisions hereof to the contrary notwithstanding, Subtenant's payments pursuant to this Section 5 of a portion of the increased expense of operating the Building shall not be deemed payments of rent as that term is construed relative to governmental wage and price controls or analogous governmental actions affecting the amount of rent which Sublessor may charge Subtenant.

     (c) Use.  Subtenant shall use and occupy the Subleased Premises only for
         ---
     such uses and purposes as are permitted by the Underlying Lease;

     (d) Condition of Premises.  Subtenant represents that Subtenant is leasing
         ---------------------
     the Subleased Premises "as is." Sublessor agrees that the personalty located at the Subleased Premises as listed on Exhibit "D" annexed hereto shall be included in this Sublease in the condition in which the same shall be on the commencement date hereof. No other furniture, fixtures, or other personal property are included in this Sublease, and the same may be removed from the Subleased Premises by the Sublessor within five (5) days subsequent to the commencement date hereof. In making and executing this Sublease, Subtenant has not relied upon or been induced by any statements or representations of any persons, other than those, if any, set forth expressly in this instrument in respect of the physical condition of the Subleased Premises or of any other matter affecting such Premises or this transaction that might be pertinent in considering the leasing of the same or the execution of this Sublease. Subtenant has, on the contrary, relied solely on such representations, if any, as are expressly made in written instruments signed by Sublessor and pertaining to this Sublease and on such investigations, examinations, and inspections as Subtenant has chosen to make or to have made. Subtenant acknowledges that

     Sublessor has afforded Subtenant the opportunity for full and complete investigation, examinations, and inspections.

     (e) Sublessor's Reasonable Approval.  Sublessor's refusal to consent to
         -------------------------------
     approve any matter or thing, whenever Sublessor's consent or approval is required under this Sublease or under the Underlying Lease, shall be deemed reasonable if, inter alia, Sublessor's landlord has refused to give such consent or approval and whether or not such action on the part of such Sublessor shall be arbitrary, capricious, or without apparent cause or justification.

     (f) Notices.  Notices and other communications hereunder shall be in
         -------
     writing and shall be given or made by certified mail addressed to the parties at their respective addresses as set forth above or at any other address that either party may hereafter designate for such purpose by written notice; provided, however, in the case of notices to be given to Sublessor the same shall be sent to the attention of Integrated Energy Services, LC, Building 3, 104 TW Alexander Drive, Research Center Park, Research Triangle Park, North Carolina 27709, in the case of notices to be given to Subtenant the same shall be sent to the attention of Paradigm Genetics, Inc., Building 6, 104 TW Alexander Drive, Research Triangle Park, North Carolina 27709.

     (g) Time Limits.  The time limits provided in the Underlying Lease for the
         -----------
     giving of notices, paying of rent or other sums, making demands, performance of any act, condition, or covenant, or the exercise of any right, remedy, or option are hereby changed for the purposes of this Sublease by lengthening or shortening the same in each instance by ten (10) days, as appropriate, so that notices may be given, demands may be made, or any act, condition, or covenant may be performed, or any right, remedy, or option hereunder may be exercised by Sublessor or by Subtenant, as the case may be (and each party covenants that it will do so), within the time limit relating thereto contained in the Underlying Lease. Sublessor shall, not later than five(5) business days after receipt thereof, give to Subtenant a copy of each notice and demand received from its Sublessor that pertains to the Subleased Premises.

     (h) Termination of Underlying Lease.  If, for any reason, the term of the
         -------------------------------
     Underlying Lease is terminated prior to the expiration date of this Sublease, this Sublease shall thereupon be terminated, and Sublessor shall not be liable to Subtenant by reason thereof, unless such termination shall have been effected because of the breach or default of Sublessor under the Underlying Lease.

     (i) Services and Utilities.
         ----------------------
          (1) Services.  Sublessor shall provide in consideration of the Base
              --------
          Rent the following:

                    (a) Heating, ventilation, and air conditioning ("HVAC") for the Subleased Premises during business hours to maintain temperatures for comfortable use and occupancy;

                    (b) Janitorial services to the office and common areas of the Subleased Premises;

                    (c) Hot and cold water sufficient for drinking, lavatory, toilet, and ordinary cleaning purposes;

                    (d) Electricity to the Subleased Premises at all times and in reasonable amounts necessary for normal office use and lighting;

                    (e) Replacement of lighting tubes, lamp ballasts, and bulbs damaged or stained ceiling tiles;

                    (f) Extermination and pest control when necessary; and

                    (g)  Maintenance of Common Areas.

          (2) Business Hours.  "Business Hours" means: Monday through Friday,
              --------------
          8:00 a.m. through 6:00 p.m., but excludes the following holidays or the days on which the holidays are designated for observance: New Year's Day, Easter (Good Friday), Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day.

          (3) 24 Hour Access.  Subtenant, its employees, agents, and invitees
              --------------
          shall have access to the Premises, twenty-four (24) hours a day, seven
          (7) days a week. If, however, the Building must be closed during business hours, then the Base Rent and Additional Rent shall abate during any closing that lasts more than twenty-four (24) hours.

          (4) Extra Services.  Sublessor, shall have the right to monitor the
              --------------
          Subtenant's use of electrical and gas consumption which shall include heating, and air conditioning within the Premises. Whenever Sublessor knows that any Subtenant (including Subtenant) is using extra services because of either non business-hours use or high electricity consumption installations, Sublessor may directly charge that Subtenant for the extra use and exclude those charges from Operating Expenses. Extra services include:

               (a) Non Business-Hours Use. Electricity required by Subtenant
                   ----------------------
          during non-business hours for lighting, electrical, service to the Subleased Premises shall be provided by Sublessor. Subtenant shall be responsible for additional electrical consumption anticipated in connection with Subtenants' non-business hours use of the Premises. In lieu of separate metering and accounting for non-business hours electrical consumption, Building electrical expenses in excess of $.85 per square foot, as determined by Sublessor, shall be paid by Subtenant per year as Additional Rent in the next succeeding month following notice by Sublessor.

          Building electrical expenses shall be determined by Sublessor by monitoring of electrical usage of the Building and shall be pro rated.

               (b) Excess Utility Use. Subtenant shall not place or operate in
                   ------------------
          the Subleased Premises, any electrically operated equipment or other machinery, other than typewriters, personal computers, adding machines, reproduction machines, and other machinery and equipment normally used in offices, unless Subtenant receives Sublessor's advance written consent. Sublessor shall not unreasonably withhold or delay its consent, but Sublessor may require payment for the extra use of electricity caused by operating this equipment or machinery. Sublessor may require that special, high electricity consumption installations of Subtenant such as computer or reproduction facilities (except personal computers or normal office photocopy machines) be separately sub-metered for electrical consumption at Subtenant's cost.

               (c) Payment. Subtenant's charges for the utilities provided in
                   -------
          (a) and (b) above shall be one hundred percent (100%) of Sublessor's actual cost of labor and utilities and shall be Additional Rent.

               Subtenant's failure to pay the charges in (a) and (b) above within thirty (30) days of receiving a proper and correct invoice shall entitle Sublessor to the same remedies it has upon Subtenant's failure to pay Base Rent.

     (6) Interruption of Services. Sublessor does not warrant that any services
         ------------------------
Sublessor supplies will not be temporarily interrupted. Services may be temporarily interrupted because of accidents, repairs, alterations, improvements, or any reason beyond the reasonable control of Sublessor. Any temporary interruption shall not:

          (i) be considered an eviction or disturbance of Subtenant's use and possession of the Premises;

          (ii)  make Sublessor liable to Subtenant for damages;

          (iii) abate Base Rent or Additional Rent; or

          (iv)  relieve Subtenant from performing Subtenant's Lease obligations.

     (7) Utilities.  Sublessor shall pay for gas, electricity and water,
         ---------
Subtenant shall pay for telephone and telecommunication service and other utility services desired supplied to the Subleased Premises.

(j) Additional Rent. Subtenant shall pay as additional rent hereunder to
    ---------------
Sublessor, without deduction or setoff, the Subtenant's "Proportionate Share," as hereinafter defined, of any charges or additional rent, however designated, due and payable by Sublessor to its landlord under the Underlying Lease and attributable to the Entire Premises, promptly but in no event later than ten(10) days after written demand from Sublessor. Charges shall include, without limitation, all taxes, insurance, assessments, utilities not separately metered, maintenance, repair, replacement, security, supervision, and all costs associated with any common areas of the Entire Premises. Subtenant's "Proportionate Share" shall be deemed to be forty-five percent (45%) of the amount due and payable by Sublessor to its landlord. Subtenant's obligation to make the foregoing payments shall survive the expiration or sooner termination of the term of this Sublease.

(k) Use Restrictions. Sublessor agrees that during the term of this Sublease,
    ----------------
but subject to the terms and provisions of the Underlying Lease and any preexisting rights of any other Subtenants or occupants of the Entire Premises, that it will not use or permit any other person or party within its control to use any part of the Entire Premises for any use in conflict with any of the "use restrictions" if any annexed hereto and made a part hereof as Exhibit "D" and the Covenants and Restrictions of the Research Triangle Park.

(l) Right of Access. Subtenant shall permit Sublessor or Sublessor's agents to
    ---------------
inspect or examine the Subleased Premises at any reasonable time and shall permit Sublessor to make such repairs, alterations, improvements, or additions in the Subleased Premises, the Entire Premises or to the building of which the Subleased Premises is a part, that Sublessor may deem desirable or necessary or which Subtenant has covenanted to perform pursuant to the provisions hereof and has failed so to do, without the same being construed as an eviction of Subtenant in whole or in part; and the rent shall in no manner abate while such repairs, alterations, improvements, or additions are being made by reason of loss or interruption of business of Subtenant because of the prosecution of such work; provided, however, that in the exercise of its rights under this Section, the Sublessor shall not unreasonably interfere with the conduct of Subtenant's business.

(m) Security Deposit. The Subtenant has deposited with the Sublessor the sum of
    ----------------
$2,395.12 as security for performance by the Subtenant of the terms of this Sublease. The Sublessor may use, apply, or return the whole or any part of the security to the extent required for the payment of any rent, additional rent, or other sum or debt as to which the Subtenant is in default, or for any sum that the Sublessor may expend or incur by reason of the Subtenant's default in any of the terms of this Sublease, including, but not limited to, any damages or deficiency in the relating of the Subleased Premises, regardless of whether such damages or deficiency accrued before or after summary proceedings or other reentry by the Sublessor. The security, when returned to Subtenant, shall be returned without interest thereon, it being the intention of the parties hereto that any interest earned upon the security deposit hereunder shall be the sole and exclusive property of Sublessor. Furthermore, to the extent permitted by law, Sublessor may commingle the security with other funds of Sublessor. In the event that the Subtenant shall comply with all of the terms of this Sublease, the security shall be returned to the Subtenant after the date fixed as the end of the Sublease and after delivery of possession of the Subleased Premises to the Sublessor. In the event of a sale or lease of the Entire Premises of which the Subleased Premises forms a part, the Sublessor shall have the right to transfer the security to the purchaser or lessee, and the Sublessor shall thereupon be released from all liability for the return of such security. The Subtenant shall look solely to the new lessor for the return of such security. The Subtenant shall not assign or encumber the money deposited as security, and neither the Sublessor nor its successors or assigns shall be bound by any such assignment or encumbrance.

(n) Liability and Fire Insurance. Subtenant shall maintain, with respect to the
    ----------------------------
Subleased Premises, public liability insurance with limits as reasonably determined by Sublessor, but in any event not less than One Million ($1,000,000.00) per occurrence and Two Million ($2,000,000.00) in aggregate in companies qualified to do business in the State of North Carolina, insuring Sublessor as well as Subtenant against bodily injury or death to persons and against damage to property as herein provided. Subtenant shall deliver a certificate of such insurance to Sublessor prior to the commencement of the term of this Sublease. Such insurance policy shall be in form reasonably satisfactory to Sublessor and shall provide that it cannot be canceled without at least thirty (30) days' prior written notice to Sublessor. Subtenant shall, at Subtenant's expense, carry adequate fire and extended coverage insurance on the fixtures, equipment and furnishings installed in the Building. Subtenant shall not do, suffer or permit to be done anything in or about the Subleased Premises that will affect, impair or contravene the terms of any policy or policies of insurance against loss or damage by fire, casualty or otherwise, which may be issued with respect to the Premises.

(o) Underlying Lease Changes. Sublessor covenants that, during the term of this
    ------------------------
Sublease, it will not make any changes, modifications, or additions to the Underlying Lease that will negatively affect Subtenant in any material manner, nor shall it voluntarily terminate the same without first having obtained the written consent of Subtenant, which consent Subtenant agrees shall not be unreasonably withheld or unduly delayed.

(p) Casualty Loss. In case of damage by fire or other casualty to the building
    -------------
in which the Subleased Premises are located, Sublessor shall, subject to the time that elapses due to adjustment and receipt of fire insurance, repair and/or restore the same to substantially the condition it was in immediately prior to such damage or destruction. Sublessor's obligation under this Section 5(t) shall in no event exceed the scope of the work required to be done in the original construction of the Building. Sublessor shall not be required to, but Subtenant shall with due dispatch, replace or restore forthwith any trade fixtures, signs, or other installations previously installed by Subtenant. Notwithstanding any such damage or destruction, the Sublet Rent shall continue to be paid unabated during the period of such repair and/or restoration. The Sublet Rent all, to the extent that the Sublessor shall receive an abatement of rent pursuant to the Underlying Lease, be similarly abated hereunder.

     Except to the extent provided for herein, neither the rent payable by the Subtenant nor any of the Subtenant's other obligations under any provision of this Sublease shall be affected by any damage to or destruction of the Subleased Premises or the Building of which the same is a part, by any cause whatsoever, and the Subtenant hereby expressly waives any and all additional rights it may otherwise have under any laws or statute.

(q) Eminent Domain. If, at any time during the term of the Sublease, the whole
    --------------
or any part of the Subleased Premises or the Entire Premises shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain, the Sublet Rent shall continue to be paid without abatement or diminution. The Sublet Rent, to the extent that the Sublessor's rent shall be abated pursuant to the Underlying Lease, shall similarly be abated hereunder. If, notwithstanding the fact that the Underlying Lease (and, on account thereof, the Sublease) shall terminate by reason of a taking as described herein, the Sublet Rent for the balance of the remaining term of this Sublease through the date of termination of the Sublease shall immediately become due and payable by Subtenant to Sublessor, and payment thereof (through the date of abatement) shall be made at the time that Subtenant shall be required to vacate the Subleased Premises.

(r)  Maintenance of Common Areas and Subtenant's Contribution.
     --------------------------------------------------------
     (i) Sublessor agrees to properly maintain all common areas in and for the building (the term "common areas" being hereby defined to mean the hallways, bathrooms, lobby, sidewalks, and landscaped areas of Building
     19),

     (ii) Sublessor agrees that Subtenant shall have the nonexclusive right (in common with all other occupants of Building 3 from time to time) to use the parking facilities and all other common areas of Building 3, for the accommodation and parking of automobiles of Subtenant, and those claiming under Subtenant, including Subtenant's employees and customers.

(s) Alterations. Anything herein to the contrary notwithstanding, if, as the
    -----------
result of any alterations made or to be made by Subtenant or of any applications with respect thereto, any governmental authority shall require that Sublessor make any additions or modifications to Building 3, then Subtenant shall be required to reimburse Sublessor for the cost of any such additions or modifications as well as the cost of maintaining the same. Such reimbursement shall be made within thirty (30) days following the submission therefor of a written invoice by Sublessor to Subtenant.

(t) Waiver of Subrogation. The Sublessor and the Subtenant and all parties
    ---------------------
claiming under them hereby mutually release and discharge each other from all claims and liabilities arising from or caused by any hazard covered by insurance on the Subleased Premises, or covered by insurance in connection with property on, or activities conducted on, the Subleased Premises, regardless of the cause of the damage or loss.

(u) Quiet Enjoyment. The Subtenant, upon paying the rent and all additional rent
    ---------------
and other charges and in performing all the other terms of this Sublease, shall quietly have and enjoy the Subleased Premises during the term of this Sublease, without hindrance or interference by anyone claiming by or through the Sublessor; subject, however, to the reservations and conditions of this Sublease and the instruments to which this Sublease is subordinate.

     6. Indemnity. The Subtenant shall indemnify the Sublessor against all
        ---------
liabilities, expenses, and losses, including, without limitation, reasonable attorney fees incurred by the Sublessor as a result of (a) failure by the Subtenant to perform any covenant required to be performed by the Subtenant hereunder; (b) any accident, injury, or damage that shall happen in or about the Subleased Premises or appurtenances; (c) failure to comply with any requirements of any governmental authorities; and (d) any mechanic's lien, or security agreement, filed against the Subleased Premises, any equipment therein, or any materials used in the construction or alteration of any building or improvement thereon.

     7. Broker. Subtenant and Sublessor each represent to the other that they
        ------
have not entered into any agreement or incurred any obligation in connection with this transaction that might result in the obligation to pay a brokerage commission to any broker. Each party agrees to indemnify and hold the other party harmless from and against any claim or demand by any broker or other person for bringing about this Sublease who claims to have dealt with such indemnifying party, including any expenses incurred in defending any such claim or demand (including reasonable attorney fees).

     8. Entire Agreement. This Sublease contains the entire agreement and
        ----------------
understanding between the parties. There are no oral understandings, terms, or other conditions, and neither party has relied upon any representation, express or implied, that is not contained in this Sublease or in any other written instrument between the parties hereto. This Sublease cannot be changed or supplemented orally, but only by an agreement in writing signed by both parties hereto.

     9. Binding Effect. The covenants, terms, conditions, provisions, and
        --------------
undertakings in this Sublease shall extend to, and be binding upon, the successors and permitted assigns of the respective parties hereto.

     IN WITNESS WHEREOF, Sublessor and Subtenant have respectively signed this Sublease as of the day and year first above written.

SUBLESSOR:                          INTEGRATED ENERGY SERVICES, LC


                                    By:
                                       ----------------------------------

                                    Date
                                         --------------------------------


SUBTENANT:                          PARADIGM GENETICS, INC.


                                    By:
                                       ----------------------------------

                                    Date
                                         --------------------------------

STATE OF NORTH CAROLINA
COUNTY OF________________

     I, _________________________, certify that __________________________
personally came before me this day and acknowledged that he (or she) is ________________________ of Integrated Energy Services, LC, a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its _____________________ sealed with its corporate seal, and attested by himself (or herself) as its __________________.

     WITNESS my hand and notarial seal, this _____ day of ___________, 1998.


                                         --------------------------
                                         Notary Public


STATE OF NORTH CAROLINA
COUNTY OF _______________

     I, _____________________, certify that ____________________ personally came before me this day and acknowledged that he (or she) is _________________ of Paradigm Genetics, Inc., a corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ______________ sealed with its corporate seal, and attested by himself (or herself) as its ________________.


     WITNESS my hand and notarial seal,  this _____ day of ___________, 1998.


                                         --------------------------
                                         Notary Public

                                   EXHIBIT A

                              SUBLEASED PREMISES

                                   EXHIBIT B

                                ENTIRE PREMISES